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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports, dated January 20, 2000, included in Northern Border Partners, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in or made a part of this Registration Statement on Form S-4.

                                            ARTHUR ANDERSEN LLP

Omaha, Nebraska,
September 15, 2000